SOUND POINT FLOATING RATE INCOME FUND

a series of
Trust for Advised Portfolios

Investor Class	SPFRX
Institutional Class	SPFLX

Supplement dated October 14, 2015
to the Fund’s Prospectus dated December 29, 2014

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We wish to inform you that the Board of Trustees of Trust for Advised Portfolios (the “Trust”) has approved a plan of reorganization whereby the Sound Point Floating Rate Income Fund (the “Sound Point Fund”) will reorganize into the American Beacon Sound Point Floating Rate Income Fund (the “American Beacon Fund”) (the “Reorganization”).  The American Beacon Fund, a newly created series of American Beacon Funds, is designed to be substantially similar from an investment perspective to the Sound Point Fund.  The Reorganization, which is expected to be tax free to the shareholders of the Sound Point Fund and which is subject to a number of closing conditions, including the approval of Sound Point Fund shareholders, will entail the transfer of all of the assets and liabilities of the Sound Point Fund to the American Beacon Fund in exchange for shares of the American Beacon Fund.

The Reorganization will shift investment management oversight responsibility for the Sound Point Fund from Sound Point Capital Management, LP (“Sound Point”) to American Beacon Advisors, Inc., an experienced provider of investment advisory services to institutional and retail investors.  Sound Point, however, will continue to provide day-to-day portfolio management as the sub-adviser to the American Beacon Fund.  This arrangement will allow for continuity of the portfolio management team that has been responsible for the performance record of the Sound Point Fund since its inception.  The portfolio managers of Sound Point who are primarily responsible for the day-to-day portfolio management of the Sound Point Fund will remain the same.

If shareholders of the Sound Point Fund approve the Reorganization, the Reorganization is expected to take effect on or about December 11, 2015.  At that time, the Investor Class and Institutional Class shares of the Sound Point Fund that you currently own would, in effect, be exchanged on a tax-free basis for, respectively, SP Class shares and Institutional Class shares of the American Beacon Fund with an aggregate value equal to the aggregate value of your Sound Point Fund shares.

In the next few weeks, Sound Point Fund shareholders of record will receive a proxy statement/prospectus that contains pertinent details regarding the upcoming Reorganization, including the Board’s reasons for approving the Reorganization.  The proxy statement/prospectus will also provide shareholders an opportunity to vote on the proposed Reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE